Exhibit 99.1

OneSpaWorld Announces Leadership Appointments

Susan Bonner to Join as Chief Commercial Officer

Glenn Fusfield, Chief Executive Officer, Sets Retirement Date

Leonard Fluxman to Serve as Chief Executive Officer Once Again

Nassau, Bahamas, Sept 16, 2020 – OneSpaWorld Holdings Limited (NASDAQ: OSW) (“OneSpaWorld,” or the “Company”), the pre-eminent global provider of health and wellness services and products on-board cruise ships and in destination resorts around the world, announced today that Susan Bonner is expected to join the Company as Chief Commercial Officer on October 12, 2020. In this newly created position, Ms. Bonner will be part of the executive leadership team and have global responsibility for overseeing the successful direction, planning and execution of all aspects of OneSpaWorld’s revenue and operating initiatives to further accelerate the Company’s growth plan.

Ms. Bonner has over 20 years of experience in the cruise line sector and is a seasoned executive with a proven track record and significant background in strategy, revenue management, operations management, sales, and marketing. In her most recent role as Managing Director and Vice President, APAC Region for Celebrity Cruises, a subsidiary of Royal Caribbean Group, Ms. Bonner developed strategic plans, executed operational initiatives, and established critical partnerships, among other responsibilities. Previously, she served in global leadership roles at Royal Caribbean Group and its five brands, including Managing Director and Vice President, Australia and New Zealand and Vice President, Revenue Management and Onboard Revenue for Celebrity Cruises. Prior to her time with Royal Caribbean Group, she served with Norwegian Cruise Line and Seabourn Cruise Line. Ms. Bonner began her career at KPMG Consulting.

The Company also announced that Glenn Fusfield, Chief Executive Officer and member of the Board of Directors, informed the Company of his intention to retire effective March 31, 2021 after 20 years of service. Glenn will continue to serve as an independent member of the Board of Directors following his retirement and Leonard Fluxman, Executive Chairman and previous Chief Executive Officer of the Company from 2001 through 2018, is expected to assume the title of Chief Executive Officer once again. Upon joining the Company, Ms. Bonner will report to Mr. Fusfield, and following his retirement as Chief Executive Officer, she will report to Mr. Fluxman.

“We are thrilled to have attracted Susan to OneSpaWorld and believe now is the opportune time to expand our leadership team to support the significant growth opportunities that lie ahead for our Company,” commented Mr. Fluxman. “Susan is a highly accomplished and regarded executive in the cruise line industry. Her proven track record and experience developing and implementing innovative strategies to drive revenue will be highly valuable to us, as we continue to elevate our spa service offerings, enhance our exceptional guest experiences, and collaborate with our cruise line and resort partners.”

Mr. Fluxman continued, “Glenn has been a partner and friend for more than 20 years and I will truly miss our collaboration upon his retirement. I look forward to working with Glenn to transition his responsibilities over the next several months and continuing to benefit from his wisdom while he remains a member of our Board of Directors.”

Marc Magliacano, OneSpaWorld Board member and Managing Partner of L Catterton, stated: “I believe Susan Bonner is the perfect choice as Chief Commercial Officer and comes to OneSpaWorld at the right time, as elevating innovation and the customer experience are even more critical due to COVID-19. We are delighted to have Susan join the executive team in implementing the strategy that builds upon our current initiatives and allows OneSpaWorld to achieve an even higher level of growth and profitability in the future.”

Mr. Magliacano commented further: “For 20 years, Glenn has been integral to shaping OneSpaWorld into the preeminent leader it is today. I am pleased that Glenn will remain as a Director following his retirement so that we can continue to benefit from his strategic insights, strong relationships and enthusiasm for our business and strategy.”

Glenn Fusfield commented: “After 20 years of my life committed to working with the wonderful and talented associates of OneSpaWorld, it’s with mixed emotions that I announce my retirement. I am incredibly proud of everything the Company and our team has accomplished together and I am honored to have served in this leadership role. In the near term, my focus will be on working with Leonard, Susan and the entire team at OneSpaWorld to ensure a seamless transition. Upon my retirement, I look forward to supporting OneSpaWorld as a member of the Board of Directors. I have no doubt that the best years remain ahead for the Company.”

Susan Bonner commented: “I am excited to join OneSpaWorld, as I have long admired the Company’s management team, enviable market position and advantageous operating platform. I look forward to leveraging the Company’s deep relationships with cruise line and resort partners to further our partner engagement, our service and product offerings, and our extraordinary guest experiences. And, I am thrilled to have this opportunity to work with OneSpaWorld’s team to further bolster its dominant market share and tap the many opportunities ahead for our business.”

About OneSpaWorld

OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished spas offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products, currently onboard 172 cruise ships and at 66 destination resorts around the world. OneSpaWorld holds a leading market position within the international leisure market built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for over 50 years.

On March 19, 2019, OneSpaWorld completed a series of mergers pursuant to which OSW Predecessor, comprised of direct and indirect subsidiaries of Steiner Leisure Ltd., and Haymaker Acquisition Corp. (“Haymaker”), a special purpose acquisition company, each became indirect wholly owned subsidiaries of OneSpaWorld. Haymaker is the acquirer and OSW Predecessor the predecessor, whose historical results have become the historical results of OneSpaWorld.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business and our results of operation and liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Contact:

ICR:

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

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